Exhibit 99.1

CONTACTS:
Tim Perrott	Danny Jovic
Investor Relations	Media Relations
561-438-4629	561-438-1594
Tim.Perrott@officedepot.com	Danny.Jovic@officedepot.com

Office Depot Announces Preliminary Financial Results for First Quarter 2019

Boca Raton, Fla., April 4, 2019 — Office Depot, Inc. (“Office Depot,” or the “Company”) (NASDAQ: ODP), a leading integrated business-to-business (“B2B”) distribution platform of business services and supplies, products and technology solutions, today announced preliminary estimated results for the first quarter ended March 31, 2019. The Company will report actual financial results for the first quarter 2019 and provide updated full-year 2019 guidance on its upcoming earnings announcement and conference call scheduled for May 8, 2019.

For the first quarter of 2019, the Company expects to report revenue of approximately $2.76 billion and adjusted operating income1 of approximately $65 million. The primary driver of the anticipated first quarter 2019 results was lower than expected operating performance at the Company’s CompuCom division.

The Company’s CompuCom division is expecting to report an operating loss of approximately $15 million in the first quarter of 2019, primarily driven by lower than expected revenue from existing customer projects compounded by less than commensurate reductions in associated expenses. Profitability was further pressured by ongoing expenditures to develop and market additional service offerings. The Company has recently undertaken several actions to improve its future operating performance. These include streamlining its operational structure to improve service velocity and efficiency, reorganizing its customer-facing organization to better align with customer needs, and realigning the sales team to more effectively identify new opportunities to increase penetration of existing customers and accelerate cross-selling opportunities. The Company expects that these and other actions will place CompuCom on a path to get back on track with its long-term expectations, delivering improved growth and profitability in the future.

The Company’s Business Solutions Division (“BSD”) is expecting to report operating income of approximately $46 million in the first quarter of 2019. This performance was impacted by paper and paper related costs increases that could not be completely passed through to customers due to the timing of contractual limitations. Paper costs have increased over 20% during the past 12 months and the Company is pursuing several initiatives to mitigate the impact of such cost increases going forward. In addition, lower eCommerce related sales coupled with investments in demand generation and eCommerce capabilities, including those associated with the collaboration agreement recently announced, adversely impacted results in the quarter.

The Company’s Retail division is expecting to report operating income of approximately $66 million in the first quarter of 2019. The Company’s success in growing its service offerings is mitigating some of the broader industry trends associated with more traditional office products. The Company is continuing to evaluate and implement additional initiatives in its retail footprint, improving conversion and product assortment mix, as well as exploring store-within-a-store and co-working opportunities, which to date have shown early signs of success.

(1)

Adjusted Operating Income is a non-GAAP measure and excludes charges or credits not indicative of core operations and tax effects of these items, which may include but not be limited to merger integration, restructuring, acquisition, asset impairments and executive transition costs. The Company is unable to provide preliminary results for the comparable GAAP measure of operating income for the first quarter without unreasonable efforts because the exact amount of these charges or credits are not currently determinable until the closing procedures for the quarter are complete, but these charges or credits may be significant. Accordingly, the Company is unable to provide reconciliations from GAAP to non-GAAP for these financial measures without unreasonable effort, although it is important to note that these charges or credits could be material to Office Depot’s first quarter results in accordance with GAAP. Management believes that the presentation of the non-GAAP measure, Adjusted Operating Income, enhances the ability of investors to analyze trends in its business and provides a means to compare periods that may be affected by various items that might obscure trends or developments in the business.

“Despite the current challenges we are facing, we are confident that our transformation is on track to drive long-term value for our stakeholders,” said Gerry Smith, chief executive officer of Office Depot. “CompuCom’s operating performance was clearly disappointing and the actions we are taking to improve its operations and sales performance are expected to yield improving results in 2019. CompuCom is an important strategic asset for our future with approximately 6,000 certified technicians providing unique services capabilities, cross-selling opportunities, and partnering opportunities with some of the most highly regarded companies in the world.” Smith continued, “I am pleased with the actions we are taking across the business to position us for long term success. To ensure our success and to address potential headwinds, we are pursuing a company-wide profit improvement plan to further improve cost efficiencies throughout the entire organization. These initiatives include organizational improvements and leveraging the use of technology and automation in our facilities and offices.”

The Company will provide more details on its business performance and profit improvement initiatives, as well as updated guidance for 2019, in its upcoming earnings announcement and conference call scheduled for May 8, 2019. To listen to the conference call webcast, please visit the Office Depot Investor Relations website at investor.officedepot.com. A replay of the webcast and a copy of the presentation will also be available on the website.

About Office Depot, Inc.

Office Depot, Inc. (NASDAQ:ODP) is a leading provider of business services and supplies, products and technology solutions through its fully integrated B2B distribution platform of approximately 1,350 stores, online presence, and dedicated sales professionals and technicians to small, medium and enterprise businesses. Through its banner brands Office Depot®, OfficeMax®, CompuCom® and Grand&Toy®, as well as others, the Company offers its customers the tools and resources they need to focus on their passion of starting, growing and running their business. For more information, visit news.officedepot.com and follow @officedepot on Facebook, Twitter and Instagram.

Office Depot is a trademark of The Office Club, Inc. OfficeMax is a trademark of OMX, Inc. CompuCom is a trademark of CompuCom Systems, Inc. Grand&Toy is a trademark of Grand & Toy, LLC in Canada. ©2019 Office Depot, Inc. All rights reserved. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations, cash flow or financial condition, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, highly competitive office products market and failure to differentiate Office Depot from other office supply resellers or respond to decline in general office supplies sales or to shifting consumer demands; competitive pressures on Office Depot’s sales and pricing; the risk that Office Depot may not be able to realize the anticipated benefits of acquisitions due to unforeseen liabilities, future capital expenditures, expenses, indebtedness and the unanticipated loss of key customers or the inability to achieve expected revenues, synergies, cost savings or financial performance; the risk that Office Depot is unable to transform the business into a service-driven company or that such a strategy will result in the benefits anticipated; failure to execute effective advertising efforts; the risk that Office Depot is unable to successfully maintain a relevant omni-channel experience for its customers; failure to attract and retain key personnel, including qualified employees in stores, service centers, distribution centers, field and corporate offices and executive management; disruptions in Office Depot computer systems; breach of Office Depot information technology systems affecting reputation, business partner and customer relationships and operations and resulting in high costs; loss of business with government entities, purchasing consortiums, and sole- or limited- source distribution arrangements; product safety and quality concerns of manufacturers’ branded products and services and Office Depot private branded products; increases in fuel and other commodity prices; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; unanticipated downturns in business relationships with customers or terms with the suppliers, third-party vendors and business partners; disruption of global sourcing activities, evolving foreign trade policy (including new tariffs on certain foreign made goods); a downgrade in Office Depot credit ratings or a general disruption in the credit markets; covenants in the credit facility and term loan; incurrence of significant impairment charges; fluctuation in quarterly operating results due to seasonality of Office Depot business; changes in tax laws in jurisdictions where Office Depot operates; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; the inability to realize expected benefits from the disposition of the international operations; fluctuations in currency exchange rates; changes in the regulatory environment, legal compliance risks and violations of the U.S. Foreign Corrupt Practices Act; increases in wage and benefit costs and changes in labor regulations; catastrophic events, including the impact of weather events on Office Depot’s business; failure to effectively manage Office Depot real estate portfolio; volatility in Office Depot common stock price, and unanticipated changes in the markets for Office Depot’s business segments. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements.